UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2014 (May 15, 2014)

Invesco Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-13908	98-0557567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual General Meeting of Shareholders of Invesco Ltd. (the “Company”) was held on May 15, 2014. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board’s solicitations. At this meeting, the shareholders were requested to: (1) approve an amendment to the Company’s Amended and Restated Bye-Laws to declassify the Company’s Board of Directors, (2) elect two members of the Board of Directors, (3) approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the proxy statement, and (4) appoint the independent registered public accounting firm for the fiscal year ending December 31, 2014, all of which were described in the proxy statement. The following actions were taken by the Company’s shareholders with respect to each of the foregoing items:

1.  Amendment to Amended and Restated Bye-Laws to Declassify the Board of Directors.  The amendment to the Company’s Amended and Restated Bye-Laws to declassify the Company’s Board of Directors was approved by 82.37% of the outstanding shares of common stock of the Company.  The table below sets forth the voting results, and the total number of broker non-votes was 17,366,479.

Votes Cast “For”	Votes Cast “Against”	Abstentions
356,429,948	50,887	1,161,508

2.  Election of Directors. The two (2) nominees for director were re-elected by a majority of the votes cast. With respect to each nominee, the total number of broker non-votes was 17,366,479. The table below sets forth the voting results for each director.

Name of Nominee	Votes Cast “For”	Votes Cast “Against”	Abstentions
Denis Kessler	348,319,121	8,498,293	824,929
G. Richard Wagoner, Jr.	355,609,626	1,132,919	899,798

            3.  Advisory Vote on Executive Compensation.  Our shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers by the affirmative vote of 84.10% of the votes cast. The table below sets forth the voting results, and the total number of broker non-votes was 17,366,479.

Votes Cast “For”	Votes Cast “Against”	Abstentions
300,779,088	54,394,404	2,468,851

4.  Appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014. The proposal was approved by the shareholders by 99.13% of the votes cast. The table below sets forth the voting results, and there were no broker non-votes.

Votes Cast “For”	Votes Cast “Against”	Abstentions
371,748,506	2,437,997	822,319

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

	By:	/s/ Robert H. Rigsby
Robert H. Rigsby
Date: May 16, 2014		Managing Director - Corporate Legal